Exhibit 10.68

AMENDMENT NO. 2 TO AMENDED, RESTATED AND CONSOLIDATED
MASTER LEASE OF LAND AND IMPROVEMENTS

     THIS AMENDMENT NO. 2 TO AMENDED, RESTATED AND CONSOLIDATED MASTER LEASE OF LAND AND IMPROVEMENTS (this “Amendment”), dated as of August 9, 2000, is entered into by and between:

               (1)     ADOBE SYSTEMS INCORPORATED, a Delaware corporation (“Tenant”); and

               (2)     SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation (“Landlord”).

RECITALS

     A.     Tenant and Landlord are parties to that certain Amended, Restated and Consolidated Master Lease of Land and Improvements, dated as of August 11, 1999, as amended by Amendment No. 1 dated as of October 8, 1999 (the “Lease”).

     B.     In connection with the Lease, Landlord entered into a Participation Agreement, dated as of August 11, 1999, with Tenant, certain financial institutions from time to time parties thereto (the “ Rent Purchasers”) and ABN AMRO Bank N.V., as agent for the Rent Purchasers (in such capacity, “Administrative Agent”), and a Rent Purchase Agreement, dated as of August 11, 1999, with the Rent Purchasers and Administrative Agent, pursuant to which the Rent Purchasers purchased an interest in the Lease from Landlord.

     C.     Tenant has requested that the indebtedness covenant in the Lease be amended and Landlord is willing so to amend the Lease upon the terms and subject to the conditions set forth in this Amendment.

AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Tenant and Landlord hereby agree as follows:

     1.      Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms Appendix A to the Lease. The rules of construction set forth in Appendix A to the Lease shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.      Amendment to Lease. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Lease is hereby amended as follows:

              (a)     Clause (iii) of Section 7.1(b) of the Lease is amended and restated in its entirety as follows:

                       (iii)     The initial and each subsequent Rental Period selected by Tenant for each Portion shall be one (1), two (2), three (3), six (6), nine (9) or twelve months; provided, however, that (A) no Rental Period shall end after the Expiration Date; (B) no Rental Period shall be longer than one (1) month if a Default has occurred and is continuing at the time the Notice of Rental Period Selection is required to be delivered in accordance with this  Section 7.1(b); and (C) each Rental Period for which Tenant fails to make a selection by delivering a
              Notice of Rental Period Selection in accordance with Section 7.1(b) shall be one (1) month.

              (b)     Clause (x) of Section 21.21(a) of the Lease is relettered clause (xi) and a new clause (x) is added to
     Section 21.21(a) as follows:

                       “(x)     Indebtedness of Tenant under a credit agreement, dated as of August 9, 2000, among Tenant, the financial institutions from time to time parties thereto as lenders, and ABN AMRO Bank N.V. as administrative agent for such lenders, providing for a revolving credit facility convertible into term loans in a maximum aggregate principal amount not to exceed $100,000,000, and any initial or successive refinancings of such
              Indebtedness provided that (A) the principal amount of any such refinancing does not exceed $100,000,000 and (B) the material terms and provisions of such refinancing (including maturity, prepayment and default provisions) are no less favorable to Landlord, the Rent Purchasers and Administrative Agent than the
              Indebtedness being refinanced; and”

              (c)     Item 1 of Exhibit F to the Lease is amended and restated in its entirety as follows:

              “1.     Credit Agreement, dated as of August 11, 1999, among Tenant, as Borrower, certain financial institutions from time to time parties thereto, as Lenders, and ABN AMRO Bank N.V., as Administrative Agent,
                        providing credit facilities in the aggregate principal amount of $100,000,000”

     3.      Representations and Warranties. Tenant hereby represents and warrants to Landlord, the Rent Purchasers and Administrative Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

              (a)     The representations and warranties of Tenant set forth in Section 21.18 of the Lease and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations  and warranties expressly made as of a specified date, which shall be true as of such date); and

              (b)     No Default has occurred and is continuing.

(Without limiting the scope of the term “Operative Documents,” Tenant expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

     4.      Effective Date. The amendments effected by Paragraph 2 above shall become effective on August 9, 2000 (the “Effective Date”), subject to receipt by Landlord and Administrative Agent on or prior to the Effective Date of the following, each in form and substance satisfactory to Landlord and Administrative Agent and their respective counsel:

              (a)     The Consent to Amendment duly executed by Majority Rent Purchasers;

              (b)     This Amendment duly executed by Tenant and Landlord; and

              (c)     Such other evidence as Landlord or Administrative Agent may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

     5.      Effect of this Amendment. On and after the Effective Date, each reference in the Lease and the other Operative Documents to the Lease shall mean the Lease as amended hereby. Except as specifically amended above, (a) the Lease and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Landlord, the Rent Purchasers or Administrative Agent, nor constitute a waiver of any provision of the Lease or any other Operative Document.

     6.      Miscellaneous.

              (a)     Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

              (b)     Headings. Headings in this Amendment are for convenience of reference only and are not part of the  substance hereof.

             (c)     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[Signature pages follow]

     IN WITNESS WHEREOF, Tenant and Landlord have caused this Amendment to be executed as of the day and year first above written.

TENANT:	ADOBE SYSTEMS INCORPORATED

	By:	/s/ MURRAY J. DEMO

		Name:	Murray J. Demo

		Title:	Sr. Vice President & CFO

LANDLORD:	SUMITOMO BANK LEASING AND FINANCE, INC.

	By:	/s/ WILLIAM M. GINN

		Name:	William M. Ginn

		Title:	Chairman and CEO